SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 1998

                                   SWWT, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-25942                       84-1167603
    --------                        -------                       ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

3429 W. 109th  Circle,  Westminster,  CO               80030
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(Address of principal executive offices)             (zip code)

       Registrant's Telephone Number, including Area Code: (303) 460-8017
                                                           --------------


     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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                      Pursuant  to Item  7(b)(1)  and  7(a)(4)  of  Form  8-K as
           promulgated by the Securities and Exchange Commission, the Registrant is hereby providing the pro forma financial information required by
           Item 7 of Form 8-K by this amendment to the Registrant's Current Report on Form 8-K dated February 6, 1998 which was filed on February 19, 1998.


           Item 7.    Financial Statements and Exhibits.


           (a)        Financial statements of business acquired. Not applicable.

           (b)        Pro forma financial information.

                    The pro forma  financial  information  required by Item 7 of
               Form 8-K is included in the audited financial statements of the Registrant for the year ended December 31, 1997. The balance sheet as of December 31, 1997 and the Statements of operations for the three years ending December 31, 1997, were restated under Accounting Principles Board Opinion No. 30 as a result of the execution of the Cascade Sale Agreement and shareholder approval obtained on February 5, 1998. The Statements of operations for the three years ending December 31, 1997 restated under APB Opinion No. 30 provide information about the continuing operations of the Registrant as if the Cascade Sale Agreement was consummated as of January 1. 1995. In addition, Note 10 of the Notes to Financial Statements provides a pro forma balance sheet as of December 31. 1997 giving effect to the Cascade Sale Transaction as if it had occurred on December 31, 1997. The audited financial statements of the Registrant for the year ended December 31, 1997 are included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 which is incorporated herein by reference and attached hereto as Exhibit 99.2

           (c)        Exhibits
                      --------

                      23   Consent of Arthur Andersen LLP

                      99.2 Annual Report on Form 10-K for the Registrant for the
                           year ended December 31, 1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SWWT, INC.
                                                (Registrant)



           Dated: April 20, 1998                By: /s/ Patrick E. Thomas
                                                -------------------------
                                                Name: Patrick E. Thomas
                                                Title: President and
                                                       Chief Executive
                                                       Officer




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
                                Index of Exhibits


          Exhibit No.           Exhibit Description
          -----------           -------------------

              23    Consent of Arthur Andersen LLP

              99.2 Annual Report on Form 10-K for the Registrant for the year ended December 31, 1997.